UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re Forticell Bioscience, Inc. — Case No. 08-14665 (MG)
Debtor — **Reporting Period:** 1/31/2009

Federal Tax I.D. # 11-3068704

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	X	
Copies of bank statements		X	
Cash disbursements journals		X	
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt		None	
Copies of tax returns filed during reporting period		None	
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable		X	
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	
Taxes Reconciliation and Aging	MOR-5	N/A	
Payments to Insiders and Professional	MOR-6	X	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	N/A	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Authorized Individual* /s/ Alan W. Schoenbart — Date 2/13/2009

Printed Name of Authorized Individual Alan W. Schoenbart, CEO/ CFO — Date 2/13/2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	1,763			194	1,957
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE - PREPETITION					
ACCOUNTS RECEIVABLE - POSTPETITION					
LOANS AND ADVANCES	5,000				5,000
SALE OF ASSETS					
OTHER *(ATTACH LIST)*	1,335			12	1,347
TRANSFERS *(FROM DIP ACCTS)*					-
TOTAL RECEIPTS	6,335	-	-	12	6,347
DISBURSEMENTS					
NET PAYROLL					
PAYROLL TAXES					
SALES, USE, & OTHER TAXES					
INVENTORY PURCHASES					
SECURED/ RENTAL/ LEASES					
INSURANCE					-
ADMINISTRATIVE	7,447				7,447
SELLING					
OTHER *(ATTACH LIST)*					
OWNER DRAW *					
TRANSFERS *(TO DIP ACCTS)*					
PROFESSIONAL FEES					
U.S. TRUSTEE QUARTERLY FEES					
COURT COSTS					
TOTAL DISBURSEMENTS	7,447				7,447
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(1,112)			12	(1,100)
CASH – END OF MONTH	651			206	857

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	7,447
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	7,447

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
(Bank account numbers may be redacted to last four numbers.)

	Operating #	Payroll #	Tax #	Other #
BALANCE PER BOOKS	651			206
BANK BALANCE	1,824			206
(+) DEPOSITS IN TRANSIT *(ATTACH LIST)*				
(-) OUTSTANDING CHECKS *(ATTACH LIST)*:	1,173			
OTHER *(ATTACH EXPLANATION)*				
ADJUSTED BANK BALANCE *	651			206

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	**Ck. #**	**Amount**	**Ck. #**	**Amount**
NYC Fire Dept	2007	25		
Alan Schoenbart	2018	707		
Extra Space Storage	2019	342		
Dow Jones	31	99		
		1,173		

OTHER

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues	-	-
Less: Returns and Allowances		
Net Revenue	-	-
COST OF GOODS SOLD		
Beginning Inventory	-	-
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs *(attach schedule)*		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit	-	-
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs	2,302	2,302
Officer/Insider Compensation*	28,000	59,786
Insurance	7,720	9,482
Management Fees/Bonuses		
Office Expense	79	134
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense	30,000	75,000
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		1,661
Taxes - Real Estate		
Taxes - Other		(1,750)
Travel and Entertainment	502	986
Utilities	1,841	5,485
Other *(attach schedule)*	23,227	72,725
Total Operating Expenses Before Depreciation	93,671	225,811
Depreciation/Depletion/Amortization	-	41,501
Net Profit (Loss) Before Other Income & Expenses	(93,671)	(267,312)
OTHER INCOME AND EXPENSES		
Other Income *(attach schedule)*	(64,602)	(83,566)
Interest Expense		
Other Expense *(attach schedule)*		
Net Profit (Loss) Before Reorganization Items	(29,069)	(183,746)

In re Forticell Bioscience, Inc. | Case No. 08-14665 (MG)
Debtor | Reporting Period: 1/31/2009

REORGANIZATION ITEMS		
Professional Fees	1,175	1,175
U. S. Trustee Quarterly Fees	650	650
Interest Earned on Accumulated Cash from Chapter 11 *(see continuation sheet)*		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses *(attach schedule)*		
Total Reorganization Expenses	1,825	1,825
Income Taxes		
Net Profit (Loss)	(30,894)	(185,571)

*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF "OTHER" CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

Accounting	-	(4,572)
Bank charges	-	46
Computer consulting	-	900
Dues and Subcriptions	99	258
Filing fees	341	506
Offsite storage	684	1,364
Patents	-	6,100
Payroll Service Fees	212	1,195
Postage and delivery	58	78
Refrigerated Liquid Nitrogen	1,505	8,194
Share based compensation	-	23,000
Temporary help	20,000	35,000
Transfer agent	328	656
	23,227	72,725

OTHER INCOME

Dividends	(12)	(336)
Insurance Recovery	-	(4,852)
Hapto	(63,255)	(63,255)
Sale of equipment	(1,335)	(14,335)
Uncleared old outstanding checks	-	(788)
	(64,602)	(83,566)

OTHER EXPENSES

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS			
Unrestricted Cash and Equivalents	856	1,957	25,384
Restricted Cash and Cash Equivalents *(see continuation sheet)*			
Accounts Receivable (Net)			
Notes Receivable			
Inventories			
Prepaid Expenses	-	1,476	-
Professional Retainers			
Other Current Assets *(attach schedule)*	489,116	425,861	425,861
TOTAL CURRENT ASSETS	489,972	429,294	451,245
PROPERTY & EQUIPMENT			
Real Property and Improvements	-	-	-
Machinery and Equipment	2,363,147	2,363,147	2,363,147
Furniture, Fixtures and Office Equipment	866,212	866,212	866,212
Leasehold Improvements	1,158,088	1,158,088	1,158,088
Vehicles	-	-	-
Less: Accumulated Depreciation	4,275,188	4,275,188	4,259,915
TOTAL PROPERTY & EQUIPMENT	112,259	112,259	127,532
OTHER ASSETS			
Amounts due from Insiders*			
Other Assets *(attach schedule)*	368,021	368,021	394,249
TOTAL OTHER ASSETS	368,021	368,021	394,249
TOTAL ASSETS	970,252	909,574	973,026

LIABILITIES AND OWNER EQUITY	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF PRIOR REPORTING MONTH*	*BOOK VALUE ON PETITION DATE*
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)			
Accounts Payable	17,241	11,225	-
Taxes Payable *(refer to FORM MOR-4)*			
Wages Payable			
Notes Payable			
Rent / Leases - Building/Equipment			
Secured Debt / Adequate Protection Payments			
Professional Fees			
Amounts Due to Insiders*			
Other Post-petition Liabilities *(attach schedule)*	149,306	63,750	-
TOTAL POST-PETITION LIABILITIES	166,547	74,975	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)			
Secured Debt	5,000,000	5,000,000	5,000,000
Priority Debt	-	-	-
Unsecured Debt	3,333,610	3,328,610	3,335,360
TOTAL PRE-PETITION LIABILITIES	8,333,610	8,328,610	8,335,360
TOTAL LIABILITIES	8,500,157	8,403,585	8,335,360
OWNERS' EQUITY			
Capital Stock	29,085,967	29,085,967	29,085,967
Additional Paid-In Capital	136,628,917	136,633,917	136,610,917
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(168,059,218)	(168,059,218)	(168,059,218)
Retained Earnings - Post-petition	(185,571)	(154,677)	-
Adjustments to Owner Equity *(attach schedule)*	(5,000,000)	(5,000,000)	(5,000,000)
Post-petition Contributions *(attach schedule)*	-	-	-
NET OWNERS' EQUITY	(7,529,905)	(7,494,011)	(7,362,334)
TOTAL LIABILITIES AND OWNERS' EQUITY	970,252	909,574	973,026

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
Due from Hapto Israel	489,116	425,861	425,861
Other Assets			
Patents	310,026	310,026	336,254
Security deposit - landlord	57,995	57,995	57,995
	368,021	368,021	394,249

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities			
Rent accrual	75,000	45,000	-
Work comp insurance	7,556	-	-
Utilities	572	572	-
Accrued compensation	65,844	17,844	-
Accrued payroll taxes	256	256	-
Sales tax payable	78	78	-
	149,306	63,750	-
Adjustments to Owner's Equity			
Treasury stock	(5,000,000)	(5,000,000)	(5,000,000)
Post-Petition Contributions			

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	-	-	-			-
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes	-	-	-	-	-	-
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local	-	-	-			-
Total Taxes	-					-

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	5,965	10,324	952			17,241
Wages Payable	63,000	3,100				66,100
Taxes Payable						
Rent/Leases-Building	30,000	35,000	10,000			75,000
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders						
Other Accruals	8,206					8,206
Other:						
Total Post-petition Debts	107,171	48,424	10,952	-	-	166,547

Explain how and when the Debtor intends to pay any past due post-petition debts.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
Plus: Amounts billed during the period	
Less: Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Accounts Receivable					
Less: Bad Debts (Amount considered uncollectible)					
Net Accounts Receivable					

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	-				
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Taxes Payable					
Total Accounts Payable					-

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Alan W. Schoenbart	Salary	-	30,346
CFO & CEO			
TOTAL PAYMENTS TO INSIDERS			

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
TOTAL PAYMENTS TO PROFESSIONALS					

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
TOTAL PAYMENTS			

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 1/31/2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X *	
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?	X **	
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

* General Liability expired and we are looking to secure new coverage
** To the CEO/CFO.